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                                                                   EXHIBIT 10.45


                                 April 12, 2000



United Road Services, Inc.
17 Computer Drive West
Albany, New York 12205


Ladies/Gentlemen:

     Please refer to the Amended and Restated Credit Agreement dated as of November 2, 1998 (as amended or supplemented, the "Credit Agreement") among United Road Services, Inc. (the "Company"), various financial institutions and Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association), as Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

     The Required Banks hereby waive (i) the Company's failure to deliver the financial statements required by Section 10.1.1 of the Credit Agreement within 90 days after the close of the Fiscal Year ended December 31, 1999 so long as
                                                                   -- ---- --
such financial statements are delivered on or before April 17, 2000; and (ii) the Company's non-compliance with Section 10.6.7 for the month ending December 31, 1999.

     This letter is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver, consent or amendment with respect to any other matter whatsoever.

     This letter shall become effective upon receipt by the Agent of counterparts hereof (or facsimiles thereof) executed by the Required Banks.
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                              BANK OF AMERICA, N.A., as Agent



                              By:    /s/ Christine D. Hyde
                              Title  Assistant Vice President
                                     --------------------------------

                              BANK OF AMERICA, N.A., as a Bank


                              By:    /s/ Jennifer Gerdes
                              Title  Vice President
                                     --------------------------------

                              COMERICA BANK, as a Bank


                              By:    /s/ Alan S. Carlyle
                              Title  Account Representative
                                     --------------------------------


                              FLEET NATIONAL BANK, as a Bank


                              By:    /s/ Lindsay W. McSweeney
                              Title  Director
                                   ----------------------------------

                              THE CHASE MANHATTAN BANK, as a Bank


                              By:   /s/ Thomas Chera
                              Title Vice President
                                    ---------------------------------